UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2022

TENNECO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12387	76-0515284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7450 McCormick Blvd., Skokie, Illinois	60076
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Voting Common Stock, par value $0.01 per share	TEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on February 22, 2022, Tenneco Inc., a Delaware corporation (“Tenneco”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Tenneco, Pegasus Holdings III, LLC, a Delaware limited liability company (“Parent”), and Pegasus Merger Co., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which among other things, and subject to the terms and conditions set forth therein, Merger Sub will be merged with and into Tenneco, with Tenneco surviving as a wholly owned subsidiary of Parent (the “Merger”). Parent and Merger Sub are affiliates of Apollo Global Management, Inc.

On July 7, 2022, Brian J. Kesseler, the Chief Executive Officer of Tenneco, confirmed that, subject to and effective only upon consummation of the Merger, Mr. Kesseler intends to depart as Tenneco’s Chief Executive Officer. Parent and Merger Sub have advised Tenneco that they intend to appoint Jim Voss as Tenneco’s Chief Executive Officer effective upon the consummation of the Merger and Mr. Kesseler’s departure.

Item 8.01    Other Events.

Pursuant to the Merger Agreement, the consummation of the Merger is subject to a number of closing conditions, including the receipt of certain approvals (or the expiration of waiting periods) under applicable antitrust and/or foreign direct investment laws in certain jurisdictions.

As of July 7, all conditions to closing under the Merger Agreement with respect to antitrust and/or foreign direct investment laws have been satisfied or waived in accordance with the terms and conditions of the Merger Agreement except for the conditions pertaining to the antitrust and competition laws of the European Union, Japan and Mexico. Parent, Merger Sub and Tenneco expect to consummate the Merger promptly upon satisfaction or waiver of the remaining conditions to closing under the Merger Agreement, including receipt of such remaining antitrust and competition law approvals (or expiration of applicable waiting periods), in accordance with the terms of the Merger Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

Date: July 7, 2022	By:	/s/ Thomas J. Sabatino, Jr.
Thomas J. Sabatino, Jr.
Executive Vice President and General Counsel